BT INVESTMENT FUNDS
(BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund, BT Investment Lifecycle Long Range Fund)

SUPPLEMENT DATED JULY 15, 1999 TO PROSPECTUS DATED JUNE 30, 1998, AS REVISED APRIL 12, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE TRUST AND PORTFOLIO" IN THE FUNDS' PROSPECTUS:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

                                      * * *
On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

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THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGERS" IN THE PROSPECTUS:

The following portfolio managers are responsible for the day-to-day management of the master portfolios' investments:

Craig Russell
o   Managing Director of Bankers Trust and Portfolio Manager for the portfolios.
o   Joined Bankers Trust in 1992 and began managing the portfolios in July 1999.
o   Over 10 years of financial industry experience.
o   Bachelor's degree in engineering from the University of Michigan.

Chong-Khai Chuah
o   Vice President of Bankers Trust and Portfolio Manager for the portfolios.
o   Joined Bankers Trust in 1994 and began managing the portfolios in July 1999.
o   Four years of investment experience.
o Bachelor's degree from Skidmore College, M.E. from Dartmouth College, M.B.A. from Columbia University.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS:
055922827     055922835     055922843

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